UNITED STATES
SECURITIES AND EXCHANGE COMMSSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2007 (September 18, 2007)

FIRST ROBINSON FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-29276	36-4145294
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

501 EAST MAIN STREET, ROBINSON. ILLINOIS 62454
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (618) 544-8621

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

A repurchase program of 25,000 shares of its equity stock, approved January 16, 2007, by the Board of Directors of First Robinson Financial Corporation, expired September 14, 2007 when the approved number of shares was repurchased. On September 18, 2007, the Board of Directors of First Robinson Financial Corporation approved another repurchase program of its equity stock. The Company may repurchase up to 25,000 shares of the Company’s outstanding common stock from time to time, in the open market, when deemed appropriate by management. The Program, approved September 18, 2007, will expire the earlier of the completion of the repurchase of the 25,000 shares or September 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ROBINSON FINANCIAL CORPORATION

Dated: September 20, 2007	By: /s/ Rick L. Catt
Rick L. Catt, President/CEO